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

             SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                      GLOBAL DIVIDEND GROWTH SECURITIES(A)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |          ERV           |
             T  =   |    \  |     -------------      |  - 1
                    |     \ |           P            |
                    |      \|                        |
                    |_                              _|

            T = AVERAGE ANNUAL TOTAL RETURN
            n = NUMBER OF YEARS
          ERV = ENDING REDEEMABLE VALUE
            P = INITIAL INVESTMENT

                                                                   (A)
  $1,000            ERV AS OF    AGGREGATE        NUMBER OF       AVERAGE ANNUAL
INVESTED - P        31-Mar-98   TOTAL RETURN      YEARS - n      TOTAL RETURN - T
------------        ---------   ------------      ---------      ----------------

   28-Jul-97        $1,002.20          0.22%           0.67             NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)


(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |          EV            |
             t  =   |    \  |    -------------       |  - 1
                    |     \ |          P             |
                    |      \|                        |
                    |_                              _|

                        EV
            TR  =   ----------       - 1
                         P


       t = AVERAGE ANNUAL TOTAL RETURN
           (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
      EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
       P = INITIAL INVESTMENT
      TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                   (C)                             (B)
  $1,000             EV AS OF      TOTAL          NUMBER OF       AVERAGE ANNUAL
INVESTED - P        31-Mar-98    RETURN - TR      YEARS - n      TOTAL RETURN - t
------------        ---------   ------------      ---------      ----------------

   28-Jul-97        $1,057.70          5.77%           0.67             NA



(D)  GROWTH OF $10,000*
(E)  GROWTH OF $50,000*
(F)  GROWTH OF $100,000*

FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION


                    TOTAL           (D) GROWTH OF            (E) GROWTH OF             (F) GROWTH OF
INVESTED - P        RETURN - TR     $10,000 INVESTMENT-G     $50,000 INVESTMENT - G    $100,000 INVESTMENT - G
------------        -----------     --------------------     ----------------------    -----------------------
   28-Jul-97               5.77                  $10,022                    $50,770            $102,597

*INITIAL INVESTMENT $9,475, $48,000 & 97,000 RESPECTIVELY REFLECTS A 5.25%, 4.00% & 3.00% SALES CHARGE

               SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                       GLOBAL DIVIDEND GROWTH SECURITIES(B)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |          ERV           |
             T  =   |    \  |    -------------       |  - 1
                    |     \ |           P            |
                    |      \|                        |
                    |_                              _|

            T = AVERAGE ANNUAL TOTAL RETURN
            n = NUMBER OF YEARS
          ERV = ENDING REDEEMABLE VALUE
            P = INITIAL INVESTMENT


                                                                   (A)
  $1,000            ERV AS OF    AGGREGATE        NUMBER OF       AVERAGE ANNUAL
INVESTED - P        31-Mar-98   TOTAL RETURN      YEARS - n      TOTAL RETURN - T
------------        ---------   ------------      -------------------------------

   31-Mar-97        $1,184.10         18.41%           1.00             18.41%

   30-Jun-93        $1,949.30         94.93%           4.75             15.09%


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |          EV            |
             t  =   |    \  |    -------------       |  - 1
                    |     \ |           P            |
                    |      \|                        |
                    |_                              _|

                        EV
            TR  =   ----------       - 1
                        P


       t = AVERAGE ANNUAL TOTAL RETURN
           (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
      EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
       P = INITIAL INVESTMENT
      TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                   (C)                             (B)
  $1,000             EV AS OF      TOTAL          NUMBER OF       AVERAGE ANNUAL
INVESTED - P        31-Mar-98   RETURN - TR       YEARS - n      TOTAL RETURN - t
------------        ---------   ------------      ----------     ----------------

   31-Mar-97        $1,234.10         23.41%            1.00          23.41%

   30-Jun-93        $1,969.30         96.93%            4.75          15.33%


(D)  GROWTH OF $10,000
(E)  GROWTH OF $50,000
(F)  GROWTH OF $100,000

FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION


  $10,000           TOTAL           (D) GROWTH OF             (E) GROWTH OF            (F) GROWTH OF
INVESTED - P        RETURN - TR     $10,000 INVESTMENT - G    $50,000 INVESTMENT- G    $100,000 INVESTMENT- G
------------        -----------     ----------------------    ---------------------    ----------------------
   30-Jun-93              96.93                    $19,693                  $98,465            $196,930

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                       GLOBAL DIVIDEND GROWTH SECURITIES(C)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |          ERV           |
             T  =   |    \  |    -------------       |  - 1
                    |     \ |           P            |
                    |      \|                        |
                    |_                              _|

            T = AVERAGE ANNUAL TOTAL RETURN
            n = NUMBER OF YEARS
          ERV = ENDING REDEEMABLE VALUE
            P = INITIAL INVESTMENT

                                                                   (A)
  $1,000            ERV AS OF    AGGREGATE        NUMBER OF       AVERAGE ANNUAL
INVESTED - P        31-Mar-98   TOTAL RETURN      YEARS - n      TOTAL RETURN - T
------------        ---------   ------------      ----------     ----------------

   28-Jul-97        $1,042.90          4.29%            0.67            NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)




                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |          EV            |
             t  =   |    \  |    -------------       |  - 1
                    |     \ |           P            |
                    |      \|                        |
                    |_                              _|

                        EV
            TR  =   ----------       - 1
                         P


       t = AVERAGE ANNUAL TOTAL RETURN
           (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
      EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
       P = INITIAL INVESTMENT
      TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                   (C)                            (B)
  $1,000             EV AS OF      TOTAL          NUMBER OF      AVERAGE ANNUAL
INVESTED - P        31-Mar-98   RETURN - TR       YEARS - n     TOTAL RETURN - t
------------        ---------   ------------      ---------     ----------------

   28-Jul-97        $1,052.60          5.26%           0.67            NA


(D)  GROWTH OF $10,000
(E)  GROWTH OF $50,000
(F)  GROWTH OF $100,000

FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION


                    TOTAL             (D) GROWTH OF          (E) GROWTH OF             (F) GROWTH OF
INVESTED - P        RETURN - TR       $10,000 INVESTMENT-G   $50,000 INVESTMENT - G    $100,000 INVESTMENT - G
------------        -------------     --------------------   ----------------------    -----------------------
   28-Jul-97                 5.26                  $10,526                  $52,630            $105,260


              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                      GLOBAL DIVIDEND GROWTH SECURITIES(D)



(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

(B) TOTAL RETURN (NO LOAD FUND)



                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |          EV            |
             t  =   |    \  |    -------------       |  - 1
                    |     \ |           P            |
                    |      \|                        |
                    |_                              _|

                        EV
            TR  =   ----------       - 1
                         P


       t = AVERAGE ANNUAL COMPOUND RETURN
       n = NUMBER OF YEARS
      EV = ENDING VALUE
       P = INITIAL INVESTMENT
      TR = TOTAL RETURN


                                (B)                                   (A)
  $1,000             EV AS OF   TOTAL             NUMBER OF       AVERAGE ANNUAL
INVESTED - P        31-Mar-98   RETURN - TR       YEARS - n     COMPOUND RETURN - t
------------        ---------   ------------      ---------     -------------------

   28-Jul-97        $1,059.70          5.97%          0.67               NA

(C)  GROWTH OF $10,000
(D)  GROWTH OF $50,000
(E)  GROWTH OF $100,000


FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION


$10,000             TOTAL             (C) GROWTH OF           (D) GROWTH OF            (E) GROWTH OF
INVESTED - P        RETURN - TR       $10,000 INVESTMENT- G   $50,000 INVESTMENT- G    $100,000 INVESTMENT- G
------------        -------------     ---------------------   ---------------------    ----------------------
   28-Jul-97                 5.97                   $10,597                 $52,985           $105,970